Exhibit 99.2

 May 2026  Investor Presentation

 Safe Harbor Statement  This presentation and some of our comments during this presentation may contain projections or other forward-looking statements regarding future events, our future financial performance, and/or the future performance of the industry. These statements are predictions and contain risks and uncertainties. We refer you to the risk factors in our Annual Report on Form 10-K for the fiscal year ended October 31, 2025 and other subsequent filings with the Securities and Exchange Commission. These documents contain and identify important factors that could cause the actual results for the Company to differ materially from those contained in our projections or forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee the accuracy of any forecasts or estimates, and we are not obligated to update any forward-looking statements if our expectations change.  2

 Corporate Overview

 Europe  4%  Taiwan  32%  South  Korea  19%  US  18%  Photronics Overview (Nasdaq: PLAB)  $861M  Revenue  $197M  Operating Income  $283M  Operating Cash Flow  $3.04B  Market Cap  5/12/2026  ~1,900  Employees  ~675  Customers  1969  Founded  A Global Merchant Market Leader of Photomasks used in Lithographic Imaging for Semiconductor and Flat Panel Display production  Revenue By Geographic Origin  Revenue By Technology  All data reflects Trailing Twelve Month figures as of 5/3/26 unless otherwise noted  Totals may differ due to rounding  4  Mainstream  48%  High-End  52%   Revenue By Product Line  Flat Panel Display  28%  Integrated Circuits  72%  China IC  15%  China FPD  12%

Photomasks: Critical Enabler for IC and FPD Manufacturing

Photomasks are glass substrates used in lithographic systems to transfer the pattern of semiconductor and flat panel display designs


IC

Integrated Circuit (IC) photomasks are used to transfer circuit patterns onto semiconductor wafers during the fabrication of integrated circuits.


Light Source
Photomask
Reduction Lens
Wafer
Stage


FPD

Flat Panel Display (FPD) photomasks are used in the fabrication of flat screen televisions, PC monitors, tablets, mobile devices and other flat panel displays.

Exposure Process used to Create a TFT Circuit Pattern


Exposure System
UV Light
Mask Designed with the Circuit Pattern
Projection Lens
Substrate with a Complete Circuit After Exposure
Substrate Before Exposure
TFT Substrate

TFT Substrate – Thin-Film Transistor substrate

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 IC: New Chip Designs Drive Photomask Demand  Photomasks are the foundation of wafer manufacturing and critical to the semiconductor manufacturing process   A global merchant leader in mask production  Advances in semiconductor chip designs drive Photronics revenue  6  Source: Semi’s 2024 Photomask Characterization Study, August 2025  Source: TechInsights “McClean Report February 2026” February 23, 2026

 Global Footprint Aligns with Regionalization Trends  IC: Integrated Circuit | FPD: Flat Panel Display  7  Allen, Texas  Boise, Idaho  Brookfield, Connecticut  HQ  Bridgend, Wales  Cheonan, South Korea  Hsinchu, Taiwan   Xiamen, China  Dresden, Germany   Hefei, China  Taichung, Taiwan   Largest commercial mask maker in Taiwan.   Only high-end capable commercial mask maker in US.   IC  FPD  IC & FPD  U.S. and Asia investments align with industry regionalization trends, and diversify geographic footprint  U.S. capacity and capability extension for mid-range IC nodes  Asia capacity and capability extension to 8nm

 Node Migration Drives Mask Set Value  Nodes  Indicative Mask Value  8  Mask pattern complexity / Mask count per IC Design / Impact of Mask performance on IC yield  Drives higher individual mask ASP, more layers per mask set, and higher barriers of entry for competitors  Currently  participating  Planning to   participate

 FPD: Advanced Displays are Driving Innovation   Photronics leverages expertise gained from IC mask production into FPD mask production  Consumer electronics with larger, high-performance displays increase the complexity of mask production  Panel makers are developing AMOLED production processes to increase substrate size to G8.6, requiring larger, high-quality advanced masks  Customers rely on Photronics for its market leading AMOLED technology  9

 Competitive Advantages  Global Footprint  Customer relationships  Aligned with end markets  Flexible supply chain  Technology Leader  Process expertise  Advanced Process-of-Record  High barriers to entry  Commercial Excellence  Customer first  Trusted partner  Wafer yield enhancement  Technology roadmap enabler  Operational Excellence  Responsive delivery  High yields  Cost control  Supply chain optimization  Teamwork and execution  10

 Capital Expenditures  * 2026E Capex is represented in US$. The bar reflecting 2026 capex is not comparable to Capital Intensity Ratios for prior periods.  The Capital Intensity Ratio is defined as Capex divided by Revenue  11  2026 Capex Includes:  Allen, TX facility to begin delivering qualification masks in FQ3  Korea orders and clean room preparation for the capability extension to 8nm and beyond  End-of-Life tool upgrades expected to peak in fiscal 2026

 Compelling Investment Thesis  A global leader in the merchant photomasks industry critical for semiconductor manufacturing  Favorable Industry Trends  12  Regionalization/ reshoring of the semiconductor industry   Captives increasing outsourcing to merchant suppliers  Node migration drives ASP expansion and revenue growth  Foldable displays and higher value masks drive FPD opportunity   Premier operational execution enables preferred supplier status  Consistent delivery of cash flow for strategic flexibility  Operational Excellence

 Fiscal Q2 2026 Financial Results

 FQ2 2026 Summary  Revenue  Gross Margin  Operating Margin  Diluted EPS  Non-GAAP Diluted EPS1  FQ2 2026  $209.9M  31.3%  20.1%  $0.54  $0.42  FQ1 2026  $225.1M  35.0%  24.4%  $0.74  $0.61  FQ2 2025  $211.0M  36.9%  26.4%  $0.15  $0.40  1See reconciliation included in this presentation  Totals may differ due to rounding  14  Revenue reflects temporary delays of semiconductor design releases due to high industry fab utilization rates, allocation of memory supply, and macroeconomic concerns. Display grew 13% y/y as customers prepare for upcoming consumer electronics launches  Promising long-term demand driven by regionalization & reshoring, node migration, and overall semiconductor / display industry growth  Revenue by Geographic Origin: Taiwan (32%), China IC (17%), China FPD (12%), U.S. (16%), South Korea (19%), Europe (4%)  Gross margin of 31.3% reflects operational leverage inherent in our financial model, and also product mix  Non-GAAP Diluted EPS of $0.42 reflects temporary design release delays

Revenue by Product Line

PHOTRONICS

IC

$M	2Q26	Q/Q	Y/Y
High-End*	56.7	(21%)	(4%)
Mainstream	90.9	(3%)	(6%)
Total	147.5	(11%)	(5%)


38%
62%
High-End*
Mainstream

- Temporarily delayed design releases resulting from high industry fab utilization rates, memory tightness, and macro factors
- Strategic emphasis on High-End to leverage competitive advantage
- Both High-End and Mainstream expected to continue experiencing node migration to more advanced IC geometries driving ASPs

FPD

$M	2Q26	Q/Q	Y/Y
High-End*	52.8	13%	21%
Mainstream	9.6	(25%)	(16%)
Total	62.4	4%	13%


15%
85%
High-End*
Mainstream

- High-End accelerated ahead of major consumer electronics releases in the Fall
- China IT market reverted back to traditional run rate
- Competitive advantages in larger, more complex panel sizes using AMOLED display technology such as G10.5 and G8.6

*IC: 28nm and smaller; FPD: G10.5+, AMOLED and LTPS
Totals may differ due to rounding

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 Operating cash flow represented 22% of revenue with contribution from our largest geographic regions  FQ2 capex primarily reflects outlays for our Korea node extension down to 8nm, end-of-life tool upgrades, facility optimization and Allen expansion  Capital allocation:  Organic growth investments: investing in U.S. and South Korea to support customer growth plans and capture more high-end opportunities  Business development initiatives: leverage and enhance core competencies  Return cash to shareholders: Repurchased $97M throughout Fiscal 2025; $28M currently authorized  Balance Sheet and Cash Flow Metrics  $M  2Q26  1Q26  2Q25  Cash, cash equivalents and Short-term investments  637.7  636.9  558.4  Debt  3.9  0.02  0.03  Operating Cash Flow  47.0  97.3  31.5  Capital Expenditures  45.8  47.6  60.5  16

FQ3 2026 Guidance

PHOTRONICS

Revenue ($M)	207 – 215
Operating Margin	18% - 20%
Diluted non-GAAP EPS	$0.39 - $0.45
Diluted Shares (M)	~59
Full-year Capex ($M)	~330

Assumptions:

- Delayed design starts because of tight memory conditions, prolonged profitability maximization of existing designs, and macroeconomic factors
- Allen, TX facility to begin delivering qualification masks in FQ3
- Fiscal 2026 capex reflects latter stages of expansion in U.S., initial expansion in South Korea, and peak end-of-life tool replacement

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Appendix

 Non-GAAP Financial Measures  Non-GAAP Net Income attributable to Photronics, Inc. shareholders and non-GAAP diluted earnings per share attributable to Photronics, Inc. shareholders are non-GAAP financial measures as such term is defined by Regulation G of the Securities and Exchange Commission, and may differ from similarly named non-GAAP financial measures used by other companies. The attached financial supplement reconciles Photronics, Inc. financial results under GAAP to non-GAAP financial information. We believe these non-GAAP financial measures that exclude certain items are useful for analysts and investors to evaluate our on-going performance because they enable a more meaningful comparison of our projected performance with our historical results. These non-GAAP metrics are not a measure of consolidated operating results under U.S. GAAP and should not be considered as an alternative to Net income (loss), Net income (loss) per share, or any other measure of consolidated results under U.S. GAAP. The items excluded from these non-GAAP metrics, but included in the calculation of their closest GAAP equivalent, are significant components of the condensed consolidated statements of income and must be considered in performing a comprehensive assessment of overall financial performance. Please refer to the non-GAAP reconciliations on the following page.   19

 Non-GAAP Financial Measures  20